UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2015

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC

on behalf of

AMERICAN EXPRESS ISSUANCE TRUST II

(as Depositor of the American Express Issuance Trust II)

(Exact Name of Registrant as Specified in Charter)

Delaware	333-185503 333-185503-01	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On April 13, 2015, the Receivables Purchase Agreement, dated as of October 24, 2012, as amended and otherwise modified from time to time, between American Express Centurion Bank and American Express Travel Related Services Company, Inc. (“TRS”) and relating to American Express Issuance Trust II (the “Trust”) was amended by the Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015 (the “Amendment to Centurion RPA”). The Amendment to Centurion RPA is attached hereto as Exhibit 4.1.

On April 13, 2015, the Receivables Purchase Agreement, dated as of October 24, 2012, as amended and otherwise modified from time to time, between American Express Bank, FSB and TRS and relating to the Trust was amended by the Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015 (the “Amendment to FSB RPA”). The Amendment to FSB RPA is attached hereto as Exhibit 4.2.

On April 13, 2015, the Receivables Purchase Agreement, dated as of October 24, 2012, as amended and otherwise modified from time to time, between TRS and American Express Receivables Financing Corporation VIII LLC and relating to the Trust was amended by the Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015 (the “Amendment to TRS RPA”). The Amendment to TRS RPA is attached hereto as Exhibit 4.3.

On April 13, 2015, the Amended and Restated Indenture, dated as of March 12, 2013, as amended and otherwise modified from time to time, between the Trust and The Bank of New York Mellon, as indenture trustee and securities intermediary, and relating to the Trust was amended by the Second Amendment to Amended and Restated Indenture, dated as of April 13, 2015 (the “Amendment to Indenture”). The Amendment to Indenture is attached hereto as Exhibit 4.4.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Centurion Bank and American Express Travel Related Services Company, Inc.

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Bank, FSB and American Express Travel Related Services Company, Inc.

Exhibit 4.3	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Travel Related Services Company, Inc. and American Express Receivables Financing Corporation VIII LLC.

Exhibit 4.4	Second Amendment to Amended and Restated Indenture, dated as of April 13, 2015, between American Express Issuance Trust II and The Bank of New York Mellon, as indenture trustee and securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer

Date: April 13, 2015

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Centurion Bank and American Express Travel Related Services Company, Inc.

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Bank, FSB and American Express Travel Related Services Company, Inc.

Exhibit 4.3	Second Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Travel Related Services Company, Inc. and American Express Receivables Financing Corporation VIII LLC.

Exhibit 4.4	Second Amendment to Amended and Restated Indenture, dated as of April 13, 2015, between American Express Issuance Trust II and The Bank of New York Mellon, as indenture trustee and securities intermediary.